Supplement dated February 5, 2003
       to the Statement of Additional Information dated September 3, 2002 and for all currently effective supplements thereto for
                         Scudder RREEF Securities Trust
                    Scudder RREEF Real Estate Securities Fund
                Class A, B and C shares, and Institutional Class

The following replaces the last sentence of the seventh paragraph of the `Investment Advisor' Sub-Section, `Management of the Fund' Section of the Statement of Additional Information:

         Beginning September 3, 2002, for the services provided to the Fund, DeAM, Inc. receives monthly compensation at an annual rate of 0.65% of the first $100 million of the Fund's average daily net assets, 0.55% of the Fund's average daily net assets exceeding $100 million but not exceeding $200 million, 0.50% of the Fund's average daily net assets exceeding $200 million but not exceeding $300 million and 0.45% of the Fund's average daily net assets exceeding $300 million.